Exhibit 10.46.6

                           AMENDMENT TO FIRST RESIDUAL
                      FACILITY (ASSET ASSIGNMENT AGREEMENT)

          This Amendment to First Residual Facility (Asset Assignment Agreement) (this "Amendment") amends the Asset Assignment Agreement (as amended to the date hereof, the "Assignment Agreement"), dated as of February 13, 1998, by and between Lehman ALl Inc. (the "Lender") as assignee of Lehman Commercial Paper, Inc. and Green Tree Residual Finance Corp. I (the "Borrower").

          WHEREAS, capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Assignment Agreement; and

          WHEREAS, the parties desire to amend certain provisions of the Assignment Agreement in the following respects;

          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that the Assignment Agreement is hereby amended as follows:

          1. Amendment to Assignment Agreement. Section 2(d) of the Assignment Agreement is hereby amended by adding the following sentence at the end thereof:

          Notwithstanding anything in this Section 2( d) to the contrary, Lender hereby agrees that it shall lend, subject to the terms and conditions contained in this Agreement and in that certain Amended and Restate Forbearance Agreement dated as of October 2, 2002 by and among:
          Guarantor; Borrower, Green Tree Finance Corp. - Five, Lehman Commercial Paper Inc. and Lehman Brothers Inc., to the Borrower the proceeds of the Pledged Assets Lender receives on or about October 16,2002 in an amount not to exceed $10,000, after application of such proceeds pursuant to subclauses (i) and (ii) above but before any application of such proceeds pursuant to subclauses (iii), (iv) and
          (v) above (such loan proceeds referred to herein as the "October Loan Amount"). At the time the October Loan Amount is funded, the Loan Balance shall be deemed to be increased by an amount equal to the amount so funded. For the avoidance of doubt, Lender shall in no event lend to the Borrower hereunder an amount in excess of $10,000,000 during the period commencing on October 4,2002 and ending on November 29, 2002.

          2. Costs and Expenses. Pursuant to Section 10 of the Assignment Agreement, Borrower agrees to pay on demand all reasonable costs and expenses of Lender in connection with this Amendment.

          3. Representations and Warranties.

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          (a) The execution, delivery and performance by Borrower of this
Amendment have been duly authorized by all necessary or proper corporate action on the part of Borrower and do not require the consent or approval of any Person that has been not obtained.

          (b) Borrower acknowledges that it has no defense, offset, claim or counterclaim with respect to any of its obligations to make payments under the Assignment Agreement. .

          (c) This Amendment and each of the other agreements, as amended hereby, to which Borrower is a party constitute legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

          (d) Borrower has delivered to the Lender pursuant to the Assignment Agreement all Pledged Assets (as defined in the Assignment Agreement).

          4. Covenants.

          (a) Guarantor and Borrower shall in good faith work with Lender and Lehman Brothers Inc. (collectively with Lender, "Lehman") during the Forbearance Period (as defined in that certain Amended and Restated Forbearance Agreement dated as of October 4, 2002 (the "Forbearance Agreement")) to (i) modify/amend the relevant Pooling and Servicing Agreements to allow for a servicer transfer (which amendment, and any other amendments to such Pooling and Servicing Agreements proposed by Guarantor or Borrower must be in form and substance satisfactory to Lehman), (ii) effect the transfer of the servicing rights and platform to a transferee reasonably acceptable to Lehman for consideration to be determined, and (iii) transfer a majority of the equity of the Guarantor to a transferee reasonably acceptable to Lehman for consideration to be determined.

          (b) Guarantor and Borrower. shall work in good. faith to prepare a restructuring plan, a preliminary version of which shall be delivered to Lehman on or before October 29, 2002 and the final version of which shall be delivered to Lehman on or before November 13, 2002 in a form reasonably acceptable to Lehman.

          (c) Guarantor shall deliver daily liquidity schedules to Lehman and other reports as Lehman reasonably requests.

          (d) Guarantor shall maintain or cause to be maintained servicing standards consistent with market practice.

          (e) Guarantor shall not make any dividends, payments Many kind or other distributions to its parent or any affiliates.

          (f) Guarantor shall provide Lehman with full access to the Guarantor and its books, records, executives and officers.

          (g) Guarantor will, within five (5) days of written request by Lelmlari at any time from and after November 23, 2002, hire a crisis manager reasonably acceptable to Lehman.

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          (h) Guarantor shall not implement any key employee retention programs unless reasonably acceptable to Lehman.

          Guarantor and the Borrower hereby agree and acknowledge that any failure by the Guarantor or the Borrower to comply with any of covenants in this Section or any other terms and conditions of this Amendment shall constitute
(i), with respect to the covenants contained in Section 4(b), (e), (f), (g) and
(h), an immediate Event of Default and shall not be subject to cure or any grace period, (ii) with respect to the covenants contained in Section 4(a) and (d), an Event of Default three Business Days after Lehman has notified the Guarantor or the Borrower, with a copy to the Guarantor, of any such failure and the Guarantor or the Borrower fails to cure such failure within such time and (ill) with respect to the covenant contained in Section 4( c), an Event of Default one Business Day after Lehman has notified the Guarantor or the Borrower, with a copy to the Guarantor, and the Guarantor or the Borrower fails to cure such failure, within such time.

          5. Reference to and Effect on the Assignment Agreement and Related Documents.

          (a) Except as specifically amended herein, the Assignment Agreement is and shall continue to be in full force and. effect and is hereby in all respects ratified and confirmed. On and after the date hereof each reference in the Assignment Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Assignment Agreement, and each reference in each other document executed in connection with or pursuant to the Assignment Agreement to the "Agreement," the "Residual Agreement" or "thereunder" or "thereof" (when referring to the Assignment Agreement) or words of like import referring to the Assignment Agreement, shall mean and be a reference to the Assignment Agreement as amended hereby.

          (b) Except as specifically amended above, the Assignment Agreement and all documents executed pursuant thereto or in connection therewith are and shall continue to . be in full force and effect and ate hereby in all respects ratified and confirmed and the Guarantor hereby ratifies and confirms its unconditional guarantee of the obligations of the Borrower under the Assignment Agreement and the Repurchase Agreement (as defined herein) pursuant to the Guaranty Agreement.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment, waiver or modification of any right, power or remedy of Lender, nor constitute an amendment, waiver or modification of any other provisions of the Assignment Agreement or any other document executed in connection therewith.

          6. Fee. The Borrower hereby acknowledges that a non-refundable fee in the amount of $12,500,000 (the "Fee Amount") was fully earned on September 30, 2002 and the Loan Balance under the Assignment Agreement automatically increased by an amount equal to the Fee Amount The Borrower hereby covenants and .agrees that it shall pay a portion of the Fee Amount to Lender on or before November 29, 2002 in immediately available funds in an amount equal to $5,000,000, as an initial installment, with the remaining balance of the Fee Amount due and payable upon the earlier of (i) the Maturity Date and. (ii) the date on which the Facility

Balance is paid in full and the Assignment Agreement is terminated and Lender hereby agrees that the Loan Balance under the Assignment Agreement shall be reduced at the time of each such payment in the amount of such payment. The Borrower acknowledges that the obligation to pay the Fee Amount shall in no way be considered a substitution or replacement of any other obligation of the Borrower to pay any other fees under the Assignment Agreement, . any other Related Document or any other document executed in connection with any of the foregoing.

          7. Indemnification and Release. The Borrower and Guarantor hereby, jointly and severally, agree to release and indemnify Lender, Lender's designees and each of its officers, directors, employees and agents ("Indemnified Parties") from and against any and all liabilities,' obligations, losses, damages, penalties, actions, judgments, suits, taxes (other than income taxes of Lender), fees, costs, expenses (including reasonable. attorneys fees and disbursements) or disbursements (all of the foregoing, collectively "Indemnified Amounts") which may at any time (including, without limitation, such time as this Amendment or the Assignment Agreement shall no longer be in effect) be imposed on or asserted against any Indemnified Party in any way whatsoever arising out of or in connection with, or relating to, this Amendment or any transactions thereunder or any action taken or omitted to be taken by the Borrower or the Guarantor or any of their respective Affiliates under or in connection with the. foregoing; provided. that the Borrower and the Guarantor shall not be liable for Indemnified Amounts resulting from the gross negligence or willful misconduct of any Indemnified Party.

          8. Complete Agreement. This Amendment contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

          9. No Waiver. Please note that the execution, delivery and performance of this Amendment does not constitute a waiver of any Event of Default (as defined in the respective agreements) pursuant to (i) the Assignment Agreement,
(ii) the Master Repurchase Agreement dated as of September 29,1999 (the "Repurchase Agreement") by and between Lehman ALI Inc., as buyer and Green Tree Residual Finance Corp. I, as seller, or (iii) the Amended and Restated Master Repurchase Agreement dated as of January 30, 2002 by and between Green Tree Finance Corp. - Five, as borrower and Lehman Commercial Paper Inc., as lender, each as has been amended or of any of the rights and remedies of Lehman Commercial Paper Inc., Lehman ALI Inc. or Lehman Brothers Inc. pursuant to such agreements or documents executed in connection therewith and such lenders reserve' all of their rights and remedies pursuant to such agreements, at law or otherwise, unless, in each case, otherwise expressly agreed to in writing by Lehman Commercial Paper Inc., Lehman ALI Inc. or Lehman Brothers Inc., as appropriate.

          10. Third Party Beneficiary. Lehman Brothers Inc., Lehman Commercial Paper Inc. and each of their respective Affiliates shall be express third party beneficiaries of this Amendment.

          11. Execution Counterparts. This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages maybe detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed signature page of this Amendment by facsimile transmission shall be as effective as delivery of manually executed counterpart hereto.

          12. Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the law of the State of New York.

          13. Headings. Section headings contained in this Amendment are included herein for the convenience of reference only and shall not constitute part of this Amendment for any other purpose.

          IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized as of October 9, 2002.


                            GREEN TREE RESIDUAL FINANCE CORP. I



                            By: /s/ Cheryl A. Collins
                               ------------------------------------------------
                               Name:    Cheryl A. Collins
                               Title:   Vice President and Assistant Treasurer


                            LEHMAN ALI INC.



                            By:
                               ------------------------------------------------
                               Name:
                               Title:


Approved and Agreed to:

CONSECO FINANCE CORP., as Guarantor



By:      /s/ Cheryl A. Collins
         --------------------------------------------
Name:    Cheryl A. Collins
Title:   Vice President and Assistant Treasurer


















                 [Signature Page to Amendment to First Residual
                     Facility (Asset Assignment Agreement)]

          IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized as of October 9, 2002.

                            GREEN TREE RESIDUAL FINANCE CORP. I



                            By:
                               ------------------------------------------------
                               Name:
                               Title:

                            LEHMAN ALI INC.



                            By: /s/ Vincent Primiano
                               ------------------------------------------------
                               Name:    Vincent Primiano
                               Title:   Vice President


Approved and Agreed to:

CONSECO FINANCE CORP., as Guarantor



By:
         --------------------------------------------
Name:
Title:








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